SECURITIES AND EXCHANGE COMMISSION
                Washington, D. C. 20549



                       FORM 8-K

   Current Report Pursuant to Section 13 or 15(d) of
          The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):
                     June 21, 1994



                 THE PITTSTON COMPANY

(Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission  (I.R.S. Employer
  jurisdiction     File Number)     Identification No.)
of Incorporation)




100 First Stamford Place
P. O. Box 120070
Stamford, Connecticut                   06912-0070
(Address of principal                   (Zip Code)
executive offices)



                     (203)978-5200
 (Registrant's telephone number, including area code)





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Item 5.  Other Events


          The Pittston Company has announced that a new collective bargaining agreement between the Company's Coal Group subsidiaries and the United Mine Workers of America, replacing the current agreement which expires on June 30 and which will remain in effect until December 31, 1998, was ratified by the companies' union employees. A press release dated June 21, 1994 is filed as an exhibit to this report and is incorporated herein by reference.

                           EXHIBIT

Registrant's press release dated June 21, 1994.






                          SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE PITTSTON COMPANY
                                  (Registrant)


                                      J. B. Hartough
                              By _________________________
                                      Vice President


Date:  June 21, 1994

                             EXHIBIT




Exhibit        Description



  99           Registrant's press release
               dated June 21, 1994.